Castlight Health Announces Second Quarter 2021 Results

Company Demonstrates Sequential Increase in ARR

SAN FRANCISCO - August 3, 2021 - Castlight Health, Inc. (NYSE:CSLT), a leading health navigation platform provider, today announced results for its second quarter ended June 30, 2021.

“We had a strong second quarter, achieving the top-end of our revenue guidance and generating our fifth straight quarter of non-GAAP profitability and positive cash flow,” said Maeve O’Meara, chief executive officer of Castlight Health. “We were pleased with pipeline progress, as our late-stage pipeline for the quarter is the largest in four years, we reported a second low churn quarter, and released a third-party study that demonstrated Castlight’s clear value across members at every clinical risk level. We continue to be confident that we will deliver ARR growth in 2021 and are excited about opportunities to extend our data and technology to new markets as part of our long-term growth strategy.”

Financial performance for the three months ended June 30, 2021 compared to the three months ended June 30, 2020 includes:
•Total revenue of $35.6 million, compared to $35.5 million
•GAAP gross margin of 65.9%, compared to 64.1%
•Non-GAAP gross margin of 68.7%, compared to 68.3%
•GAAP operating loss of $2.4 million, compared to $4.3 million
•Non-GAAP operating income of $1.9 million, compared to $2.1 million

•GAAP net loss per basic and diluted share of $0.02, compared to a net loss per basic and diluted share of $0.03
•Non-GAAP net income per basic and diluted share of $0.01, compared to net income per basic and diluted share of $0.01
•Cash provided by operations of $4.6 million, compared to cash provided by operations of $3.1 million

Total cash was $60.7 million as of June 30, 2021.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2021, the Company is reiterating its outlook and expects:
•Revenue in the range of $135 million to $140 million
•Non-GAAP operating income between income of $1 million and a loss of $4 million
•Non-GAAP net income per share between income of $0.01 and a loss of $0.03, based on approximately 160 million to 161 million shares
For the third quarter of 2021, the Company expects:
•Revenue in the range of $33 million to $35 million

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its second quarter 2021 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 3859414.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for people to navigate the healthcare system and live happier, healthier, more productive lives. As a leader in healthcare navigation, we provide a world-class digital platform with a team of clinical and benefits experts to help members easily connect and engage with the right programs and care, at the right time. Castlight partners with Fortune 500 companies and health plans to transform employee and member benefits into one comprehensive health and wellbeing experience to deliver better health outcomes and maximize returns on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude goodwill impairment, stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

The non-GAAP measures we provide may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2021 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software, are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "seeks," "estimates," "can,"

"may," "will," "would" and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. The forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies include, but are not limited to, statements regarding certain 2021 financial projections, and our expectations for our future business and financial performance. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission, including the risks set forth in our annual report on Form 10-K for the year ended December 31, 2020 as filed with the SEC on February 24, 2021, and our quarterly reports on Form 10-Q, including the quarterly report for the three months ended June 30, 2021, when filed with the SEC. All forward-looking statements in this press release are expressly qualified in their entirety by these cautionary statements and are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements, except as required by law.

Copyright 2021 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$60,706	$49,242
Accounts receivable and other, net	21,735	31,740
Prepaid expenses and other current assets	8,716	3,800
Total current assets	91,157	84,782
Property and equipment, net	4,485	5,321
Restricted cash, non-current	—	1,144
Deferred commissions	7,181	9,556
Deferred professional service costs	3,874	4,462
Intangible assets, net	5,814	7,930
Goodwill	41,485	41,485
Operating lease right-of-use assets, net	8,006	10,238
Other assets	106	1,855
Total assets	$162,108	$166,773
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,729	$5,145
Accrued expenses and other current liabilities	5,175	7,898
Accrued compensation	7,104	8,633
Deferred revenue	9,993	6,848
Operating lease liabilities	6,092	5,789
Total current liabilities	32,093	34,313
Deferred revenue, non-current	87	663
Operating lease liabilities, non-current	4,338	7,446
Other liabilities, non-current	335	485
Total liabilities	36,853	42,907
Stockholders’ equity	125,255	123,866
Total liabilities and stockholders’ equity	$162,108	$166,773

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Subscription	$31,128	$34,289	$63,238	$72,672
Professional services and other	4,475	1,211	7,424	1,873
Total revenue, net	35,603	35,500	70,662	74,545
Cost of revenue:
Cost of subscription(1)	7,977	8,819	16,076	19,051
Cost of professional services and other(1)	4,181	3,942	8,838	8,183
Total cost of revenue	12,158	12,761	24,914	27,234
Gross profit	23,445	22,739	45,748	47,311
Operating expenses:
Sales and marketing(1)	7,208	7,683	14,121	18,155
Research and development(1)	12,316	13,043	24,429	26,865
General and administrative(1)	6,366	6,340	12,732	12,916
Goodwill impairment	—	—	—	50,300
Total operating expenses	25,890	27,066	51,282	108,236
Operating loss	(2,445)	(4,327)	(5,534)	(60,925)
Other income, net	56	123	149	386
Net loss	$(2,389)	$(4,204)	$(5,385)	$(60,539)
Net loss per share, basic and diluted	$(0.02)	$(0.03)	$(0.03)	$(0.41)
Weighted-average shares used to compute basic and diluted net loss per share	158,951	150,078	157,872	149,475

(1)Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue:
Cost of subscription	$222	$205	$479	$374
Cost of professional services and other	184	144	420	260
Sales and marketing	442	748	792	1,420
Research and development	1,060	1,314	2,129	2,477
General and administrative	1,262	858	2,457	1,924

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating activities:
Net loss	$(2,389)	$(4,204)	$(5,385)	$(60,539)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,616	1,609	3,239	3,144
Goodwill impairment	—	—	—	50,300
Stock-based compensation	3,170	3,269	6,277	6,455
Amortization of deferred commissions	1,228	1,536	2,568	3,919
Amortization of deferred professional service costs	567	732	1,147	1,657
Non-cash operating lease expense	1,125	1,231	2,232	2,631
Other	19	—	19	2
Changes in operating assets and liabilities:
Accounts receivable and other, net	3,300	4,898	10,005	(1,778)
Deferred commissions	(219)	(602)	(193)	(920)
Deferred professional service costs	(221)	(213)	(521)	(629)
Prepaid expenses and other assets	932	(330)	(2,023)	(824)
Accounts payable	(699)	(2,739)	(1,458)	(10,201)
Operating lease liabilities	(1,416)	(1,100)	(2,805)	(2,616)
Accrued expenses and other liabilities	(1,561)	(1,530)	(1,943)	(1,511)
Deferred revenue	(3,177)	(811)	2,569	2,762
Accrued compensation	2,349	1,351	(1,529)	(3,114)
Net cash provided by (used in) operating activities	4,624	3,097	12,199	(11,262)
Investing activities:
Purchase of property and equipment	(33)	(2,035)	(245)	(3,299)
Purchase of marketable securities	—	(1,005)	—	(2,994)
Sales of marketable securities	—	2,001	—	2,001
Maturities of marketable securities	—	5,000	—	17,400
Net cash (used in) provided by investing activities	(33)	3,961	(245)	13,108
Financing activities:
Proceeds from exercise of stock options	98	—	226	155
Proceeds from ESPP offering	—	—	233	186
Principal payments on long-term debt	(465)	(465)	(930)	(930)
Net cash used in financing activities	(367)	(465)	(471)	(589)
Effect of of exchange rate changes on cash, cash equivalents, and restricted cash	(19)	—	(19)	—

Net increase (decrease) in cash, cash equivalents and restricted cash	4,205	6,593	11,464	1,257
Cash, cash equivalents and restricted cash at beginning of period	57,645	39,006	50,386	44,342
Cash, cash equivalents and restricted cash at end of period	$61,850	$45,599	$61,850	$45,599

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$60,706	$44,274	$60,706	$44,274
Restricted cash included in Prepaid expenses and other current assets	1,144	181	1,144	181
Restricted cash, non-current	—	1,144	—	1,144
Total cash, cash equivalents and restricted cash	$61,850	$45,599	$61,850	$45,599

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Gross profit:
GAAP gross profit subscription	$23,151	$24,011	$25,470	$47,162	$53,621
Stock-based compensation	222	257	205	479	374
Amortization of internal-use software	79	79	79	158	105
Amortization of intangibles	530	530	530	1,060	1,060
Reduction in workforce	—	—	221	—	221
Non-GAAP gross profit subscription	$23,982	$24,877	$26,505	$48,859	$55,381
GAAP gross margin subscription	74.4%	74.8%	74.3%	74.6%	73.8%
Non-GAAP gross margin subscription	77.0%	77.5%	77.3%	77.3%	76.2%

GAAP gross profit (loss) professional services	$294	$(1,708)	$(2,731)	$(1,414)	$(6,310)
Stock-based compensation	184	236	144	420	260
Reduction in workforce	—	—	317	—	317
Non-GAAP gross profit (loss) professional services	$478	$(1,472)	$(2,270)	$(994)	$(5,733)
GAAP gross margin professional services	6.6%	(57.9)%	(226)%	(19.0)%	(337)%
Non-GAAP gross margin professional services	10.7%	(49.9)%	(187)%	(13.4)%	(306)%

GAAP gross profit	$23,445	$22,303	$22,739	$45,748	$47,311
Impact of non-GAAP adjustments	1,015	1,102	1,496	2,117	2,337
Non-GAAP gross profit	$24,460	$23,405	$24,235	$47,865	$49,648
GAAP gross margin	65.9%	63.6%	64.1%	64.7%	63.5%
Non-GAAP gross margin	68.7%	66.8%	68.3%	67.7%	66.6%

Operating expense:
GAAP sales and marketing	$7,208	$6,913	$7,683	$14,121	$18,155
Stock-based compensation	(442)	(350)	(748)	(792)	(1,420)
Amortization of intangibles	(528)	(528)	(528)	(1,056)	(1,056)
Reduction in workforce	—	—	(334)	—	(334)
Non-GAAP sales and marketing	$6,238	$6,035	$6,073	$12,273	$15,345

GAAP research and development	$12,316	$12,113	$13,043	$24,429	$26,865
Stock-based compensation	(1,060)	(1,069)	(1,314)	(2,129)	(2,477)
Reduction in workforce	—	—	(658)	—	(658)
Certain legal expenses	—	—	—	—	191
Capitalization of internally developed software	—	—	—	—	21
Non-GAAP research and development	$11,256	$11,044	$11,071	$22,300	$23,942

GAAP general and administrative	$6,366	$6,366	$6,340	$12,732	$12,916
Stock-based compensation	(1,262)	(1,195)	(858)	(2,457)	(1,924)
Amortization of intangibles	—	—	—	—	(17)
Reduction in workforce	—	—	(497)	—	(497)
Non-GAAP general and administrative	$5,104	$5,171	$4,985	$10,275	$10,478

GAAP goodwill impairment	$—	$—	$—	$—	$50,300

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Goodwill impairment	—	—	—	—	(50,300)
Non-GAAP goodwill impairment	$—	$—	$—	$—	$—

GAAP operating expense	$25,890	$25,392	$27,066	$51,282	$108,236
Impact of non-GAAP adjustments	(3,292)	(3,142)	(4,937)	(6,434)	(58,471)
Non-GAAP operating expense	$22,598	$22,250	$22,129	$44,848	$49,765

Operating income (loss):
GAAP operating loss	$(2,445)	$(3,089)	$(4,327)	$(5,534)	$(60,925)
Impact of non-GAAP adjustments	4,307	4,244	6,433	8,551	60,808
Non-GAAP operating income (loss)	$1,862	$1,155	$2,106	$3,017	$(117)

Net income (loss) and net income (loss) per share:
GAAP net loss	$(2,389)	$(2,996)	$(4,204)	$(5,385)	$(60,539)
Total pre-tax impact of non-GAAP adjustments	4,307	4,244	6,433	8,551	60,808
Non-GAAP net income	$1,918	$1,248	$2,229	$3,166	$269
GAAP net loss per share, basic and diluted	$(0.02)	$(0.02)	$(0.03)	$(0.03)	$(0.41)
Non-GAAP net income per share, basic and diluted	$0.01	$0.01	$0.01	$0.02	$—
Shares used in basic and diluted net loss per share computation	158,951	156,781	150,078	157,872	149,475

Castlight Media Contact:
Caroline Kawashima
press@castlighthealth.com
415-246-0313

Castlight Investor Contact:
ir@castlighthealth.com
443-213-0500